Exhibit 99.4

MIDIMAN, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

Unaudited (In Thousands)

	January 31, 2004	April 30, 2004
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$4,318	$5,394
Accounts receivable, net of allowance for sales returns and doubtful accounts of $202 (April 30, 2004) and $166 (January 31, 2004)	7,890	8,858
Inventories—net	8,284	11,256
Prepaid expenses and other current assets	1,095	976
Deferred income taxes	630	630

Total current assets	22,217	27,114

PROPERTY AND EQUIPMENT—Net	1,289	1,421
INTANGIBLE ASSETS - Net	1,749	1,601
GOODWILL	2,339	2,339
OTHER ASSETS	61	108

TOTAL ASSETS	$27,655	$32,583

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$3,072	$6,004
Current portion - Long term debt		12
Income taxes payable	1,218	1,571
Accrued expenses and other current liabilities	2,770	2,747

Total current liabilities	7,060	10,334

DEFERRED INCOME TAXES	843	843

CONVERSION RIGHT AND PUT OBLIGATION	21,470	36,750

COMMITMENTS AND CONTINGENCIES (Note 5)

SERIES A REDEEMABLE CONVERTIBLE PREFERRED STOCK	8,113	8,322

STOCKHOLDERS’ DEFICIT:
Common stock	1,459	1,795
Additional paid-in capital	1,325	4,699
Deferred stock-based compensation	(898)	(4,103)
Accumulated deficit	(12,571)	(26,775)
Accumulated other comprehensive income	854	718

Net stockholders’ deficit	(9,831)	(23,666)

TOTAL	$27,655	$32,583

See accompanying notes to condensed consolidated financial statements.

MIDIMAN, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

THREE MONTHS ENDED APRIL 30, 2004 and 2003

Unaudited  (In Thousands)

	2003	2004
NET SALES	$11,413	$17,967

COST OF SALES	6,054	9,925
	—
GROSS PROFIT	5,359	8,042

OPERATING EXPENSES:
Research and development	975	1,232
General and administrative	1,043	1,661
Selling and marketing	2,338	2,783
Stock-based compensation	6	169
Total operating expenses	4,362	5,845

OPERATING INCOME	997	2,197

OTHER (EXPENSE)
Other income—net	(19)	(36)
Loss on derivative	(5,300)	(15,280)
Total other (expense)	(5,319)	(15,316)

LOSS BEFORE PROVISION FOR INCOME TAXES	(4,322)	(13,119)

PROVISION FOR INCOME TAXES	401	876

NET LOSS	$(4,723)	$(13,995)

See accompanying notes to condensed consolidated financial statements.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

Unaudited (In thousands)

	Three months ended April 30,
	2003	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(4,723)	$(13,995)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	58	261
Stock-based compensation	6	169
Loss on derivative	5,300	15,280
Changes in operating assets and liabilities:
Accounts receivable	(1,296)	(996)
Inventories	(1,650)	(3,023)
Prepaid expenses and other current assets	806	103
Other assets	(82)	(44)
Accounts payable	1,917	2,942
Income taxes payable	338	335
Accrued expenses and other current liabilities	(66)	16

Net cash provided by operating activities	608	1,048

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(60)	(246)

Net cash used in investing activities	(60)	(246)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments on lines of credit	(3,400)
Payments on long-term debt	(34)	(12)
Issuance of preferred stock and warrant—net	9,550
Issuance of common stock		336

Net cash provided by financing activities	6,116	324

EFFECT OF EXCHANGE RATES ON CASH BALANCES	56	(50)

NET INCREASE IN CASH AND CASH EQUIVALENTS	6,720	1,076

CASH AND CASH EQUIVALENTS—Beginning of year	2,359	4,318

CASH AND CASH EQUIVALENTS—End of year	$9,079	$5,394

SUPPLEMENTAL INFORMATION—Cash paid during the year for:
Interest	$11	—

Income taxes	$39	$248

See accompanying notes to condensed consolidated financial statements.

MIDIMAN, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2004

1.                      BASIS OF PRESENTATION

In the opinion of management, the accompanying unaudited consolidated financial statements include all adjustments necessary to present fairly the financial position of Midiman, Inc. and subsidiaries (“the Company”) as of January 31, 2004 and April 30, 2004 the results of its operations and its cash flows for the three-month periods ended April 30, 2003 and 2004.

These statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and do not include all the information and note disclosures required by accounting principles generally accepted in the United States of America for complete financial statements but reflect all adjustments (consisting only of normal recurring accruals) necessary for the fair presentation of the financial position, results of operations and cash flows for the periods and dates presented.

The Company’s preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reported periods. The most significant estimates reflected in these financial statements include accounts receivable and sales allowances and inventory valuation. Actual results could differ from those estimates.

The results of operations for any interim period are not necessarily indicative of results to be expected for the full year.

These consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the years ended January 31, 2002, 2003 and 2004 and notes thereto.

2.                    ACCOUNTING FOR STOCK-BASED COMPENSATION

The Company accounts for employee stock options using the intrinsic value method in accordance with Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees, and has adopted the disclosure-only alternative of SFAS No. 123, Accounting for Stock-Based Compensation. The Company accounts for equity issuance to nonemployees in accordance with SFAS No. 123 and Emerging Issues Task Force 96-18, Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring or in Conjunction with Selling, Goods and Services.

The following table illustrates the effect on net income as if the Company had applied the fair value recognition provisions of SFAS No. 123 to stock-based employee compensation. Had compensation cost for the Company’s stock-based awards to employees been determined based on the estimated fair value at the grant dates consistent with the fair value method of SFAS No. 123 utilizing the Black-Scholes option-pricing model, the Company’s net income would have approximated the pro forma amounts indicated below (in thousands):

	Three months ended April 30,
	2003	2004

Net loss as reported	$(4,723)	$(13,995)
Plus stock-based employee compensation expense included in reported net loss - net of tax	4	111
Less stock-based employee compensation expense determined under fair value based method—net of tax	(10)	(120)

Pro forma net loss	$(4,729)	$(14,004)

3.                    INVENTORIES

Inventories consist principally of finished goods and are stated at the lower of cost (determined by the first-in, first-out method) or market. The Company maintains allowances for estimated obsolete and excess inventories based upon projected sales levels.

4.                    LINE OF CREDIT

Effective May 29, 2002, the Company entered into an agreement with a bank for a line of credit facility. As of April 30, 2004, maximum borrowings were $6,000,000, limited to the lesser of (a) $6,000,000, or (b) the sum of 80% of eligible accounts receivable, plus 40% of eligible inventory (to a maximum of $2,000,000), plus advances to foreign affiliates (to a maximum of $500,000). Any borrowings are collateralized by a general first priority lien against all Company assets, both tangible and intangible, and the personal guarantee of the Company’s majority stockholder. The personal guarantee was released in May 2004. Interest is payable monthly at LIBOR, plus 1.75%. All outstanding amounts on the line of credit were repaid in February 2003 and there have been no borrowings since that date. This line of credit expires in November 2004.

The facility contains certain restrictions and covenants that require the Company to maintain certain levels of effective tangible net worth, meet certain minimum financial ratios (debt to net worth and quick ratio) and achieve minimum annual profitability.  As a result of the loss on derivative related to the preferred stock (Note 7), the Company violated certain covenants.  As a result, no amounts are currently available for borrowing under the credit facility.

5.                    COMMITMENTS AND CONTINGENCIES

Litigation—The Company is subject to litigation in the ordinary course of business. While the ultimate outcome of such matters is not determinable at the current time, the

Company believes that none of its pending litigation matters, individually or in aggregate, will have a material adverse impact on its financial position or results of operations.

Other Contingent Obligations—During its normal course of business, the Company has made certain indemnities, commitments and guarantees under which it may be required to make payments in relation to certain transactions. These include (i) intellectual property indemnities to the Company’s customers and licensees in connection with the use, sales and/or license of Company products; (ii) indemnities to vendors and service providers pertaining to claims based on the negligence or willful misconduct of the Company; (iii) indemnities involving the accuracy of representations and warranties in certain contracts; (iv) indemnities to directors and officers of the Company to the maximum extent permitted under the laws of the State of California; and (v) certain real estate leases, under which the Company may be required to indemnify property owners for environmental and other liabilities, and other claims arising from the Company’s use of the applicable premises. The duration of these indemnities, commitments and guarantees varies and, in certain cases, may be indefinite. The majority of these indemnities, commitments and guarantees do not provide for any limitation of the maximum potential for future payments the Company could be obligated to make. Historically, the Company has not been obligated to make significant payments for these obligations, and no liabilities have been recorded for these indemnities, commitments and guarantees in the accompanying consolidated balance sheets.

6.                    COMPREHENSIVE INCOME

Total comprehensive income net of taxes consists of net income and net changes in foreign currency translation adjustment. The following is a summary of the Company’s comprehensive income (loss), (in thousands):

	Three Months Ended April 30,
	2003	2004

Net (loss)	$(4,723)	$(13,995)
Net changes in:
Foreign currency translation adjustment	29	(136)

Total comprehensive (loss)	$(4,694)	$(14,131)

7.                      PREFERRED STOCK

Series A Redeemable Convertible Preferred Stock (“Series A Stock”)—On February 6, 2003, the Company issued and sold 4,106,824 shares of convertible preferred stock to an investor group (the “Investors”) for gross proceeds of $13,125,000, of which $3,500,000 was paid directly to the Company’s existing stockholders and $9,550,000 represented proceeds to the Company, after direct offering costs of $75,000. In exchange for the $3,500,000 payment, the existing shareholders returned 1,095,000 shares of common stock to the Company which were converted into an equal number of Series A preferred shares and issued to the Investors as part of the total preferred share issuance. This transaction was accounted for similar to a repurchase and retirement of treasury stock. The Company also issued to the Investors warrants to purchase an aggregate of 312,901 shares of common stock at an exercise price of approximately $3.20 per share, which warrants expire five years from the date of grant. The fair value of the warrants was estimated at $312,000 using the

Black-Scholes model.

The Series A stockholders are entitled to noncumulative dividends when, as and if declared by the Board of Directors, prior and in preference to the payment of any dividends on common stock. Each share of Series A Stock is convertible, at the option of the holder at any time after issuance, into one share of common stock. The conversion rate will be automatically adjusted for stock splits such that all of the Series A Stock will automatically convert into common stock at the closing of a public offering of the Company’s common stock, with gross proceeds of at least $40,000,000 and a per share public offering price of at least $9.60 per share, or at the election of the holders of a majority of the Series A Stock. Holders of Series A Stock are entitled to a liquidation preference of $3.20 per share, plus any declared and unpaid dividends, prior to any distribution of assets to holders of common stock. Holders of Series A Stock have full voting rights on an as-converted basis and are entitled to elect one member of the Company’s Board of Directors. In the event of a change in ownership, the holders of Series A Stock may require the Company to redeem all of the Series A shares then outstanding at the liquidation value.

In conjunction with the sale of Series A Stock, the Company entered into a Shareholders Agreement with the new Investors. The Shareholders Agreement provides for certain rights of first refusal for existing stockholders if other stockholders elect to sell or transfer their shares. The Shareholders Agreement also provides the Series A stockholders with a put arrangement that gives such holders the right to require the Company to repurchase, on a net cash basis, any outstanding preferred shares at a price equal to the greater of liquidation value or the fair market value of the shares on an as-converted basis. The put may only be exercised beginning in February 2010. The put right expires if the preferred shares are converted to common shares. As a result of the put option, the conversion right and put obligation have been accounted for as a derivative. Accordingly, its fair value was recorded as a liability in the accompanying consolidated balance sheet with the initial value, estimated at $5,460,000 using a Trinomial model, recorded as an allocation of proceeds received from the sale of preferred stock. The carrying value of the derivative is adjusted to fair value at each reporting date, and changes in the fair value from the date of issuance have been included in other income (expense) in the accompanying consolidated statement operations.

8.                    ISSUANCE OF RESTRICTED STOCK

The Company issued 336,000 shares of common stock to a member of the senior management team on March 1, 2004. This issuance was made due to the early exercise of previously granted stock options under their original terms and included 224,000 unvested shares issued as restricted stock.  These shares of restricted stock vest in equal monthly installments through December 31, 2006.

9.                    BUSINESS ACQUISITION

On July 31, 2003, the Company completed a stock purchase acquisition of Evolution Electronics Limited (“Evolution”), a U.K. based producer of electronic keyboards. This strategic acquisition provides the Company with a class compliant line of high quality, affordable keyboards and MIDI controllers with strong brand recognition in the U.K. and Europe. The purchase price for Evolution was $4,341,053, consisting of cash of $3,116,964, 261,200 common shares with an estimated fair value of $1,095,578, and direct acquisition costs of $128,511. In accordance with SFAS No. 141, Business Combinations, the acquisition was accounted for under the purchase method of accounting and the purchase price was allocated to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values on the acquisition date, with the excess being ascribed to goodwill.

The operations of Evolution are included in the Company’s consolidated financial statements from the date of acquisition. The pro forma results of operations data for the three months ended April 30, 2003 and 2004 are not presented, as they would not have differed significantly from the amounts presented in the accompanying consolidated statements of operations.

10.             New Accounting Pronouncements

FIN 46R, Consolidation of Variable Interest Entities—an interpretation of ARB No. 51, was originally issued in January 2003 and subsequently revised in December 2003. FIN 46, as revised requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity’s activities or is entitled to receive a majority of the entity’s residual returns or both. FIN 46 also requires certain disclosures about variable interest entities in which a company has a significant interest, regardless of whether consolidation is required. Application of FIN 46 is required for potential variable interest entities commonly referred to as special purpose entities for periods ending after December 15, 2003. Application of the provisions will be required for all other variable interest entities by the end of the first reporting period that ends after March 15, 2004. The Company currently has no variable interest entities, therefore, the adoption of this interpretation did not have a material effect on the Company’s consolidated financial statements.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Instruments with Characteristics of Both Liabilities and Equity, which establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. SFAS No. 150 requires that an issuer classify a financial instrument that is within its scope, which may have previously been reported as equity, as a liability (or an asset in some circumstances). This statement is effective for financial instruments entered into or modified after May 31, 2003. Also, mandatory redeemable financial instruments are subject to the provisions of this statement for the first fiscal period beginning after December 31, 2003. The adoption of SFAS No. 150 did not have a material impact on the Company’s consolidated financial statements.